Operating Profit	12 Months Ended
Feb. 28, 2022
Disclosure of profit (loss) from operating activities [text block] [Abstract]
OPERATING PROFIT

21. OPERATING PROFIT

		Year ended February 28/29
Figures in Rand thousands	Notes	2022	2021	2020

Operating profit is stated after accounting for the following charges:

Depreciation of property, plant and equipment	5	458,281	372,936	282,976
Amortization of capitalized commission assets	6	64,566	46,957	31,262
Amortization of intangible assets	7	39,078	25,856	12,786
Write down of inventory to net realizable value		–	–	7,623
Employee benefits expense [1]		720,606	396,369	325,686
Defined contribution plan		26,534	21,742	17,731

[1]	After offsetting government grant received ZAR 6.7 million (2021: ZAR 16.7 million, 2020: Nil).

During the financial year ended February 28, 2021, direct costs for provision of motor vehicles to sales staff of ZAR 11.9 million (2020: ZAR 13.1 million) are disclosed as sales and marketing expense, previously this was disclosed as general and administration costs, to better reflect the underlying nature. The error was corrected prospectively as the impact to financial year ended February 29, 2020 is not material.

During the financial year ended February 28, 2021, the amortization of capitalized research and development costs of ZAR 23.0 million (2020: ZAR 9.2 million) is disclosed as research and development, previously this was disclosed as general and administration costs, to better reflect the underlying nature. The error was corrected prospectively as the impact to financial year ended February 29, 2020 is not material.